UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

September 20, 2016

San Juan Basin Royalty Trust

(Exact name of registrant as specified in its charter)

Texas	1-8032	75-6279898
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Compass Bank, Trust Department

300 W. 7th Street, Suite B

Fort Worth, Texas 76102

(Address of principal executive offices, including zip code)

(866) 809-4553

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On September 20, 2016, the San Juan Basin Royalty Trust (the “Trust”) issued a press release announcing that Institutional Shareholder Services (“ISS”), the nation’s leading independent proxy advisory firm, issued a report recommending that unit holders of the Trust not consent to the request by Southwest Bank and Robert Lansford, senior business development officer for Southwest Bank, for a special meeting of unit holders to remove Compass Bank as the trustee of the Trust. The press release also announces ISS’s recommendation that unit holders support Compass Bank’s consent revocation by signing, dating and mailing Compass Bank’s BLUE consent revocation card.

A copy of the press release issued by the Trust is filed herewith as Exhibit 99.1 and is incorporated by reference in its entirety.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is filed in accordance with the provisions of Item 601 of Regulation S-K:

Exhibit No.	Description

99.1	Press Release, dated September 20, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Trust has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

COMPASS BANK, AS TRUSTEE FOR THE SAN JUAN BASIN ROYALTY TRUST (Registrant)

Date: September 20, 2016	By:	/s/ Joshua R. Peterson
Joshua R. Peterson
Vice President and Senior Trust Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated September 20, 2016.

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